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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                         -------------------------------
         Date of Report (Date of Earliest Event Reported): July 20, 2000
                          e.spire Communications, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


State of Delaware                   0-25314                 52-1947746
---------------------------         --------                -----------------
(State or other jurisdiction of     (Commission             (I.R.S. Employer
incorporation or organization)      File No.)               Identification No.)


12975 Worldgate Drive
Herndon, Virginia 20701
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(Address of Principal Executive                                    (Zip Code)
Offices)

(703) 639-6000
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(Registrant's telephone number,
including area code)



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Item 5. Other Events
         The Company announced its earnings for the quarter ended June 30, 2000.

Item 7.       Financial Statements and Exhibits.

(c)  Exhibits

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Exhibit Number                                              Reference
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(99) Additional Exhibits

     Press Release dated July 20, 2000                      Exhibit 99.1
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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                  e.spire Communications, Inc.
                                  By:

Date: July 27, 2000               /s/JULIETTE PRYOR
                                  ------------------------------
                                  Juliette Pryor, Senior Vice President, General
                                  Counsel and Secretary
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